Investor Presentation December 31, 2024 Iowa City, Iowa Iowa City, Iowa Denver, Colorado Dubuque, Iowa Iowa City, Iowa Minneapolis, Minnesota Denver, Colorado uque, Iowa

2 Forward Looking Statements & Non-GAAP Measures Cautionary Note Regarding Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) the risks of mergers or branch sales (including the sale of our Florida banking operations and the acquisition of Denver Bankshares, Inc.), including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (2) credit quality deterioration, pronounced and sustained reduction in real estate market values, or other uncertainties, including the changing impact of inflationary pressures on economic conditions and our business, resulting in an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (3) the effects of changes in interest rates, including on our net income and the value of our securities portfolio; (4) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (5) fluctuations in the value of our investment securities; (6) governmental monetary and fiscal policies; (7) the economic impacts on the Company and its customers of climate change, natural disasters and exceptional weather occurrences, such as tornadoes, floods and blizzards; (8) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators, including changes in interpretation or prioritization, and any changes in response to the failures of other banks; (9) the ability to attract and retain key executives and employees experienced in banking and financial services; (10) the sufficiency of the allowance for credit losses to absorb the amount of actual losses inherent in our existing loan portfolio; (11) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (12) credit risks and risks from concentrations (by type of borrower, collateral, geographic area and by industry) within our loan portfolio; (13) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (14) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (15) volatility of rate-sensitive deposits; (16) operational risks, including data processing system failures or fraud; (17) asset/liability matching risks and liquidity risks; (18) the costs, effects and outcomes of existing or future litigation or other legal proceedings and regulatory actions; (19) changes in general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business, including the risk of a recession; (20) new or revised accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (21) war or terrorist activities, including ongoing conflicts in the Middle East and the Russian invasion of Ukraine, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (22) the occurrence of fraudulent activity, breaches, or failures of our or our third-party vendors' information security controls or cyber-security related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools, or as a result of insider fraud; (23) the imposition of tariffs or other domestic or international governmental policies impacting the value of the products produced by our borrowers; (24) the ability to successfully manage liquidity risk, which may increase dependence on non-core funding sources such as brokered deposits, and may negatively impact the Company's cost of funds; (25) the concentration of large deposits from certain clients, including those who have balances above current FDIC insurance limits; (26) changes in business and economic conditions generally and in the financial services industry, and the effects of developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in prior bank failures; and (27) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, loan yield, tax equivalent, efficiency ratio, pre-tax, pre-provision earnings, return on average tangible equity, net interest margin, tax equivalent, Core net interest margin, adjusted earnings, and adjusted earnings per share. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non-GAAP measure to the most comparable GAAP measure is included, as necessary, in the Non-GAAP Financial Measures section.

3 Overview of MidWestOne Diverse & Expanding Markets: Iowa, Minnesota, Wisconsin, and Colorado Banking Offices, Financial & Market Information as of December 31, 2024 Nasdaq: MOFG Headquarters: Iowa City, IA Founded: 1934 Banking Centers: 56 Employees: 757 Dividend Yield: 3.3% $6.2B Total Assets $4.3B Gross Loans $5.5B Total Deposits $3.2B Wealth Management AUA $605MM Market Capitalization Diversified Operating Model Commercial Banking Retail Banking Mortgage Banking Wealth Management

Our History and Growth Profile

Iowa State Bank & Trust Company **Founded in 1934**.

In 2008, **MidWest*One* Financial Group, Inc. merged with ISB Financial Corp.**, with common shares listed on NASDAQ under the ticker symbol "MOFG".

In 2015, MidWest*One* **acquired Central Bancshares, Inc.**, expanding the Company into Minneapolis- St. Paul Metro and Southwest Florida.

MidWest*One* **expanded into Denver, Colorado** in 2017 with team lift-out.

Acquired ATBancorp in 2019, expanding MidWest*One* into Dubuque and Des Moines, IA and Southwest Wisconsin.

In June 2022, MidWest*One* **acquired Iowa First Bancshares Corp**.

In January 2024, MidWest*One* **acquired Denver Bankshares, Inc.** and in June 2024, MidWest*One* **divested** our **Florida banking operations**.

MidWestOne FINANCIAL GROUP, INC.

Total Assets ($ Millions)



$6,025
$6,578
$6,428
$6,236
4Q21
4Q22
4Q23
4Q24

Loans and Deposits ($ Millions)



$3,252
$5,115
$3,855
$5,469
$4,138
$5,396
$4,328
$5,478
4Q21
4Q22
4Q23
4Q24
Gross Loans
Total Deposits

4

MOFG's Attractive and Growing Core Markets

Rural core deposit franchise that supports **growing metropolitan markets**

Iowa Community



22
Banking Offices

$1.7B
Deposits

$859M
Gross Loans

$72K
Median HHI

9.2%
Proj. '25-'30 HHI△

Twin Cities



15
Banking Offices

$1.2B
Deposits

$1.3B
Gross Loans

$97K
Median HHI

8.5%
Proj. '25-'30 HHI△

Iowa Metro



17
Banking Offices

$1.9B
Deposits

$1.5B
Gross Loans

$78K
Median HHI

9.0%
Proj. '22-'30 HHI△

Denver



2
Banking Offices

$394M
Deposits

$686M
Gross Loans

$107K
Median HHI

13.2%
Proj. '25-'30 HHI△

MidWestOne FINANCIAL GROUP, INC.

Source: S&P Capital IQ Pro. Markets are representative of the following metropolitan areas (combined as applicable):
- Iowa Community - IA: Muscatine, Fort Madison, Oskaloosa, Pella, and Burlington; WI: Platteville.
- Iowa Metro - Cedar Rapids, Des Moines/West Des Moines, Dubuque, Iowa City and Waterloo/Cedar Falls.
- Twin Cities - Minneapolis/St. Paul/Bloomington, MN - WI.
- Denver - Denver/Aurora/Centennial, Colorado

Note: Banking offices, deposits, and gross loans are as of December 31, 2024. Deposit balance excludes brokered time deposits of $200 million.

5

6 OUR VISION To be the preeminent relationship-driven community bank where our expertise and proactive approach generate meaningful impact for our stakeholders

7 Shareholder Value Strategy

8 Executive Management Driving Change Chip Reeves Chief Executive Officer Len Devaisher President and Chief Operating Officer Barry Ray Senior Executive VP and Chief Financial Officer ■ Joined MOFG as CEO in November 2022 ■ President and CEO for Beach Bancorp, Inc. from 2018-2022 ■ President and COO of Cascade Bancorp from 2012-2017 ■ Worked at Fifth Third Bank for 22 years, serving as Executive Vice President, Commercial Banking in Chicago and Chicago Market President ■ Joined MOFG as President and COO in July of 2020 ■ Served as the Wisconsin Region CEO of Old National Bank from 2016-2019 ■ Worked at Old National Bank beginning in 2000 in Commercial Banking and then in various line of business leadership roles from 2013-2016 ■ Joined MOFG as CFO in June of 2018 ■ Served in various roles at Columbia State Bank from 2006-2018, most recently as Chief Accounting Officer and Controller ■ Served as a Business Analyst with Russell Investment Group from 2005-2006 and a Consulting Services Manager with RSM US LLP from 2000-2005

9 Company Focus MOFG's Five Strategic Pillars to Deliver Improved Results Exceptional Customer and Employee Engagement Sophisticated Commercial Banking and Wealth Management Specialty Business Lines Improving Operational Effectiveness and Efficiency • Top WorkplaceTM award-winning culture since 2013(1) • Sharpened results focus with voice of customer and financial metrics driving employee reward and recognition. • Larger bank offerings delivered via local bank personalization • Established distribution network generates reach and stability with strong retention ◦ 79% loan-to-deposit ratio and $29K average account size • Focused on recruiting exceptional talent including team lift outs • Segmentation model targeting high-single-digit loan growth and double- digit wealth fee income growth • Talent and technology expansion of Treasury Management platform • Expertise powered vehicles: C&I, CRE, Public Finance, SBA and Agri- Business • Targeted recruitment for vertical expansion including deposit and capital finance • Benchmark-driven expense discipline • Technology roadmap including expanded digital capabilities, operational efficiency through automation and sophisticated data use cases (1)Source: https://topworkplaces.com Strong Core Local Banking Model

10 Premium Deposit Franchise Noninterest Bearing, 17% Interest Checking, 23% Money Market, 19% Savings, 15% Time <$250K, 15% Brokered Time, 4% Time >$250K, 7% $5.5B Total Deposits Q4 Cost of Total Deposits MOFG 1.99% Average Account Size: $29K 89.6% Core Deposits(1) Average Services Used: 3.5 Average Branch Deposit Size: $93MM Customers Who Consider MWO Primary Financial Institution: 75% (1) Defined as total deposits excluding brokered deposits and time deposits over $250K

11 Diversified and Granular Loan Portfolio Loans Held for Investment Agricultural, 3% C&I, 26% Construction & Development, 7% Farmland, 4% Multifamily, 10% CRE-Other, 33% Residential Real Estate, 15% Consumer, 2% $4.32 billion 5.86% Yield(4) <$795K Avg. Commercial Loan Size(1) Financial Information as of December 31, 2024. (1)Average net nonaccrual active principal balance of the commercial loan portfolio. (2) Commercial loan net active principal balances reported in millions ($). (3) Excludes $184 million net active principal balance as of December 31, 2024 for the commercial loans acquired in Denver Bankshares, Inc. acquisition. (4) Non-GAAP Measure. See the Non-GAAP measures section for a reconciliation of the most directly comparable GAAP measure. $1,132 $1,155 $658 Iowa Metro Twin Cities Denver LTM Commercial Loan Growth in Targeted Regions(2) +11% +$109 million +8% +$83 million +11% +$47 million(3)

12 Focusing on Growth in Wealth Management Investment Services and Private Wealth Revenue • Asset amounts presented are in billions of dollars • Revenue amounts presented are in millions of dollars $9.6 $11.7 $11.2 $12.2 $14.2 $3.2 $4.2 $3.9 $3.8 $4.7 $6.4 $7.5 $7.3 $8.4 $9.5 Investment Services Private Wealth 2020 2021 2022 2023 2024 $5.0 $10.0 $15.0 Wealth Management Assets Under Administration Private Banking • Right-size book of business with consistent eligibility • Launched new concierge support • Built a sophisticated product set • Added a new Senior Private Banker in Des Moines and Denver during 2024 Private Wealth • Enhance planning with a single platform across Private Wealth and Investment Services • Reviewing platform options to dramatically enhance investment offering in the first quarter of 2025 • Increase focus on thought leadership • Enhance fee opportunities with fiduciary services and proprietary investments Investment Services • Added an advisor in Twin Cities during 2024, adding an advisor in Denver in 2025 • Focus on building recurring revenue through fee-based business • Focused on growth in advisory assets, which increased $12.5 million in 2024 $2.44 $2.74 $2.73 $3.01 $3.15 2020 2021 2022 2023 2024 $— $1.00 $2.00 $3.00 $4.00

13 Strategic Enabler: Enhancing our Digital Capabilities Ever-changing customer expectations and technology advancements require continuous investment in digital experiences, technology, and automation. We intend to meet these demands through continued investment in new technology platforms, architecture improvements, and talent acquisition to improve the customer experience and streamline internal processes. 2023 2024 2025 2026 • New Digital Retail Deposit Account Opening Platform • Digital Banking Experience and Performance Enhancements • New Fraud Detection / Anti- Money Laundering System • Instant Payments Receive • Implemented Robotic Process Automation (RPA) • New Commercial Loan Origination Platform • Enhanced Digital Account Opening Experience Capabilities • Enhanced Customer Relationship Management (CRM) interface • Expanded Fraud Detection / Anti-Money Laundering System Capabilities • Added Automation and Development Team Resources • Established DevOps Framework • New Commercial Digital Banking Platform Implementation • Implement Middleware Solution • Increase Robotic Process Automations (RPA's) • Implement Business Process and IT Operations Automation Platform • Instant Payments Send • CRM expansion across all business lines with integration of marketing campaigns • New Retail Digital Banking Platform Implementation • New In-Branch Account Opening Platform • Increase Robotic Process Automations (RPA's) • Expand Business Process and IT Operations Automation Capabilities

14 Digital Banking Trends Digital Money Movement (%) Q4.23 Q1.24 Q2.24 Q3.24 Q4.24 23% 24% 24% 25% 25% M ill io ns Digital Money Movement ($) Q4.23 Q1.24 Q2.24 Q3.24 Q4.24 $77.5 $80.0 $82.5 $85.0 $87.5 Retail Digital Money Movement Transactions 30% 43% 20% 7% Highly Regularly Monthly Not Engaged (no logins) Highly = daily or more, Regularly = weekly or more MidWestOne 6.9% MWOB % Digital Full Year 2024 Peer Median(1) 5.8% Peer Median % Digital (1)Includes banks surveyed by a third-party strategic consulting firm with an asset size of $5-$10 billion. (2)Includes mobile deposits, Zelle, and Bill Pay. Retail Deposit Account Opening93% Digital Engagement (2) (2)

15 2024 Significant Accomplishments Strategic Plan Updates Geographic Realignment Sale of Florida branches (7.5% deposit premium) and Acquisition of Bank of Denver in first half of 2024 ☑ Talent Transformation Robust talent acquisition strategy installing senior leaders, product management, IT resources and revenue producers across target markets ☑ Operational Efficiency Completed a common equity capital raise during the third quarter of 2024, with proceeds used to support a balance sheet repositioning executed early in the fourth quarter of 2024. ☑ Commercial Banking & Wealth Commercial loan growth of 5% for the full year of 2024 Continued momentum in Wealth Management, with year-over-year revenue growth of 16% ☑ Strong Core Local Banking Model & Specialty Business Lines Momentum in noninterest bearing deposits, with growth for the second consecutive quarter (as of Q4.24) SBA gain on sale year-over-year revenue growth of 400% ☑

16 What does this mean for our Stakeholders? Simply Better Banking...delivered • Vast array of Advanced Products and Technology • Proactive Service • Industry Expertise Enabling more people to flourish • Strong Businesses Make Strong Communities • Philanthropic Giving, Economic Development, and Job Creation Clarity, Rewards, and Pride of Achievement • Clearly Defined Strategies, Goals, and Recognition • Expanded Career Opportunities, Development and Advancement • Esprit de Corps of Balanced Success Return with a Strong Corporate Citizen • Increased, and Appropriate, Return for Investment • Improved Efficiency, with an Ability to Scale Operations to Reduce Costs • Improved Performance Metrics to "Median" Compared to Peers Exiting 2025 Customers Employees ShareholdersCommunities

17 Financial Performance

Financial Highlights

Fourth Quarter 2024 Summary[1]

- Net income of $16.3 million, or $0.78 per diluted common share.
  - Return on average assets of 1.03%.
  - Net interest margin (tax equivalent) was 3.43%[2]; Core net interest margin expanded 85 bps to 3.26%.[2]
  - Efficiency ratio improved to 59.06%[2] from 70.32%[2] in the linked quarter.
- Noninterest bearing deposits and core deposits increased 3.7% and 2.3%, respectively.
- Classified loan ratio improved 54 bps to 2.57%; nonperforming assets ratio remained stable at 0.40%; net charge-off ratio was 0.06%.
- Common equity tier 1 ("CET1") ratio improved 82 bps to 10.73%.

Full Year 2024 Summary[1]

- Noninterest bearing deposits and core deposits increased 6.1% and 3.9%, respectively.
- Investment services and trust activities revenue increased 15.9% to $14.2 million.
- CET1 ratio improved 114 bps to 10.73%.
- Classified loan ratio improved 150 bps to 2.57%; nonperforming assets ratio improved 7 bps to 0.40%; net charge-off ratio was 0.07%.
- Completed a common equity capital raise, resulting in net proceeds to the Company of $118.6 million to facilitate a balance sheet repositioning.

MidWestOne FINANCIAL GROUP, INC.

4Q24 Financial Highlights[3]

	Dollars in millions, except per share amounts	4Q24	Change vs. 3Q24	Change vs. 4Q23
Balance Sheet	Total assets	$ 6,236.3	(4.8) %	(3.0) %
	Total loans held for investment, net	4,315.6	(0.3)	4.6
	Total deposits	5,478.0	2.0	1.5
Capital and Liquidity	Equity to assets ratio	8.97 %	39 bps	81 bps
	Tangible common equity ratio(2)	7.57	35	67
	CET1 risk-based capital ratio	10.73	82	114
	Total risk-based capital ratio	14.07	111	154
	Loans to deposits ratio	78.78	(185)	229
Profitability	Net interest margin, tax equivalent(2)	3.43 %	92 bps	121 bps
	Cost of total deposits	1.99	(15)	1
	Return on average assets	1.03	681	86
	Efficiency ratio(2)	59.06	(1,126)	(1,110)
	Diluted EPS	$ 0.78	100 %	359 %
	Adjusted EPS(2)	0.77	33	67
Credit Risk Profile	Nonperforming loans ratio	0.51 %	0 bps	(13) bps
	Nonperforming assets ratio	0.40	1	(7)
	Net charge-off ratio	0.06	(10)	(14)
	Allowance for credit losses ratio	1.28	3	3

(1) Fourth Quarter 2024 Summary compares to the third quarter of 2024 unless noted. Full Year 2024 Summary compares to the full year 2023 unless noted.
(2) Non-GAAP financial measure. See the "Non-GAAP Financial measures" section.
(3) Financial metrics as of or for the quarter ended December 31, 2024.

18

19 Balance Sheet 4Q24 vs. 3Q24 4Q24 vs. 4Q23 Period end balances, $ millions 4Q24 $ Change % Change $ Change % Change Loans $4,315.6 $(13.1) — % $188.7 5 % Investment securities $1,328.4 $(294.7) (18) % $(541.9) (29) % Interest earning deposits in banks $133.1 $3.4 3% $127.6 n/m Deposits $5,478.0 $109.3 2% $82.3 2 % Borrowed funds $116.6 $(409.1) (78) % $(307.0) (72) % Shareholders' equity $559.7 $(2.5) — % $35.3 7% 4Q24 4Q24 Period end 4Q24 3Q24 vs. 3Q24 4Q23 vs. 4Q23 Tangible book value per share(1) $22.37 $22.43 — % $27.90 (20) % Common equity Tier 1 capital ratio 10.73% 9.91% 82 bps 9.59% 114 bps AOCI $(72.8) $(58.8) (24) % $(64.9) (12) % Return on average tangible equity(1) 14.80% (82.78) % n/m 3.57 % n/m (n/m) - Not meaningful (1) Non-GAAP Measure. See the "Non-GAAP Financial Measures" section.

20 Balance Sheet - Debt Securities Portfolio Portfolio Mix 4.0 Year Duration 4.08% Yield (Q4.24) Municipals, 11% MBS, 25% CLO, 4% CMO, 51% Corporate, 9% $1.33 billion Total Securities Yield 2.36% 2.46% 2.46% 2.37% 4.08% 4Q23 1Q24 2Q24 3Q24 4Q24

21 Credit Risk Profile $ m ill io ns Nonperforming Assets $30.3 $33.2 $31.2 $25.5 $25.2 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 $ m illi on s Net Charge-Offs $2.1 $0.2 $0.5 $1.7 $0.7 4Q23 1Q24 2Q24 3Q24 4Q24 Credit Quality Metrics $ millions 4Q23 1Q24 2Q24 3Q24 4Q24 Nonperforming assets ratio 0.47% 0.49% 0.47% 0.39% 0.40 % Classified loans ratio 4.07% 3.71% 3.48% 3.11% 2.57 % Net charge-off ratio 0.20% 0.02% 0.05% 0.16% 0.06 % Loans greater than 30 days past due and accruing $ 10.8 $ 8.8 $ 9.4 $ 11.9 $ 9.4 Allowance for credit losses ratio 1.25% 1.27% 1.26% 1.25% 1.28%

22 Commercial Real Estate 3.3% 96.7% NOO CRE Office All Other Loans Non-Owner Occupied CRE Office December 31, 2024 Commercial Real Estate Portfolio(2) December 31, 2024 Portfolio Highlights December 31, 2024 (1)Total CRE loans includes construction, land development and other land, in addition to multifamily and NOO CRE. (2) Represents the amortized cost of the CRE portfolio. Average NOO CRE Office outstanding principal ($ millions) $ 1.4 CRE Concentration (% of Total Capital) 4Q24 3Q24 Regulatory Threshold Construction, land development and other land 46% 56% 100 % Total CRE loans(1) 224% 232% 300% $ millions 4Q24 3Q24 Construction & Development $ 324.9 $ 386.9 Farmland 182.5 182.2 Multifamily 423.2 409.5 CRE Other: NOO CRE Office 144.6 154.7 OO CRE Office 74.2 84.6 Industrial and Warehouse 424.5 403.5 Retail 289.1 282.4 Hotel 131.2 111.7 Other 350.5 316.6 Total Commercial Real Estate $ 2,344.7 $ 2,332.1

23 Income Statement % Change 4Q24 vs. $ millions 4Q24 3Q24 4Q23 3Q24 4Q23 Net interest income $48.9 $37.5 $32.6 30% 50 % Noninterest income (loss) 10.8 (130.4) 3.9 (108) % 177 % Total revenue 59.7 (92.9) 36.5 (164) % 64 % Noninterest expense 37.4 35.8 32.1 4% 17 % Pre-tax pre-provision net revenue(1) $22.3 $(128.7) $4.4 (117) % 407 % Credit loss expense $1.3 $1.5 $1.8 (13) % (28) % Income tax expense (benefit) $4.8 $(34.5) $(0.2) (114) % n/m Net income (loss) $16.3 $(95.7) $2.7 (117) % 504 % Adjusted earnings(1) $16.1 $9.1 $7.3 77% 121% 4Q24 4Q24 4Q24 3Q24 4Q23 vs. 3Q24 vs. 4Q23 Net interest margin(1) 3.43% 2.51% 2.22% 92 bps 121 bps Efficiency ratio(1) 59.06% 70.32% 70.16 % n/m n/m Diluted EPS $0.78 $(6.05) $0.17 (113) % 359 % Adjusted EPS(1) $0.77 $0.58 $0.46 33% 67% (n/m) - Not meaningful (1)Non-GAAP Measure. See the "Non-GAAP Financial Measures" section.

24 Appendix

25 Our Mission and Our Operating Principles Take care of our customers … and those who should be. Since our company was founded during the Great Depression, it has been our belief that the communities we serve are the purpose behind our existence. We passionately pursue success for our neighbors and we support organizations that create opportunities in our communities. Because we believe the positive actions of each one of us contributes to the success of us all. Our brand is built by the actions of our employees, supporting our mission statement, one relationship at a time. It's about caring. Our Operating Principles ◦ Expertise: Learn constantly so we can continually improve ◦ Integrity: Always conduct yourself with the utmost integrity ◦ Teamwork: Work as one team ◦ Talent: Hire and retain excellent employees ◦ Results: Generate impact for our stakeholders

26 Leadership within the Community $100 $1,182 Employee Company Company and Employee Giving $ thousands Note: Company & Employee Giving and Volunteer Hours are for 2024 Volunteer Hours 8,791 Hours $1,282 MWO Community Day 2024 - Golden Valley, MN Sharing and Caring Toy Drive 2024 - South Saint Paul

27 Long-term Shareholder Return Source: S&P Capital IQ Total Return Performance 284.8 241.6 MidWestOne Financial Group, Inc. S&P U.S. BMI Banks - Midwest Region Index 04/01/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0

28 Non-GAAP Financial Measures

29 Non-GAAP Financial Measures Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio December 31, 2023 September 30, 2024 December 31, 2024 dollars in thousands Total shareholders' equity $ 524,378 $ 562,238 $ 559,696 Intangible assets, net (86,546) (96,257) (94,807) Tangible common equity $ 437,832 $ 465,981 $ 464,889 Total assets $ 6,427,540 $ 6,552,482 $ 6,236,329 Intangible assets, net (86,546) (96,257) (94,807) Tangible assets $ 6,340,994 $ 6,456,225 $ 6,141,522 Book value per share $ 33.41 $ 27.06 $ 26.94 Tangible book value per share (1) $ 27.90 $ 22.43 $ 22.37 Shares outstanding 15,694,306 20,774,919 20,777,485 Tangible common equity ratio (2) 6.90% 7.22% 7.57% (1) Tangible common equity divided by shares outstanding. (2) Tangible common equity divided by tangible assets. Loan Yield, Tax Equivalent For the Three Months Ended December 31, 2023 September 30, 2024 December 31, 2024 dollars in thousands Loan interest income, including fees $ 54,093 $ 62,521 $ 62,458 Tax equivalent adjustment (1) 846 951 985 Tax equivalent loan interest income $ 54,939 $ 63,472 $ 63,443 Yield on loans, tax equivalent (2) 5.34% 5.86% 5.86 % Average Loans $ 4,080,243 $ 4,311,693 $ 4,307,583 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent loan interest income divided by average loans.

30 Non-GAAP Financial Measures Efficiency Ratio For the Three Months Ended December 31, 2023 September 30, 2024 December 31, 2024 dollars in thousands Total noninterest expense $ 32,131 $ 35,798 $ 37,372 Amortization of intangibles (1,441) (1,470) (1,449) Merger-related expenses (245) (133) (31) Noninterest expense used for efficiency ratio $ 30,445 $ 34,195 $ 35,892 Net interest income, tax equivalent (1) $ 33,833 $ 38,837 $ 50,091 Noninterest income (loss) 3,862 (130,388) 10,837 Investment securities gains (losses), net (5,696) (140,182) 161 Net revenues used for efficiency ratio $ 43,391 $ 48,631 $ 60,767 Efficiency ratio 70.16% 70.32% 59.06% (1) The federal statutory tax rate utilized was 21%. (2) Noninterest expense adjusted for amortization of intangibles and merger-related expenses divided by the sum of tax equivalent net interest income, noninterest income (loss) and net investment securities gains (losses). Pre-tax Pre-provision Net Revenue For the Three Months Ended December 31, 2023 September 30, 2024 December 31, 2024 dollars in thousands Net interest income $ 32,559 $ 37,521 $ 48,938 Noninterest income (loss) 3,862 (130,388) 10,837 Noninterest expense (32,131) (35,798) (37,372) Pre-tax Pre-provision Net Revenue $ 4,290 $ (128,665) $ 22,403

31 Non-GAAP Financial Measures Return on Average Tangible Equity For the Three Months Ended December 31, 2023 September 30, 2024 December 31, 2024 dollars in thousands Net income (loss) $ 2,730 $ (95,707) $ 16,330 Intangible amortization, net of tax (1) 1,081 1,090 1,075 Tangible net income (loss) $ 3,811 $ (94,617) $ 17,405 Average shareholders' equity $ 511,236 $ 551,414 $ 563,416 Average intangible assets, net (87,258) (96,706) (95,498) Average tangible equity $ 423,978 $ 454,708 $ 467,918 Return on average equity 2.12% (69.05) % 11.53 % Return on average tangible equity (2) 3.57% (82.78) % 14.80% (1) The income tax rate utilized was the blended marginal tax rate. (2) Annualized tangible net income (loss) divided by average tangible equity. Net Interest Margin, Tax Equivalent/Core Net Interest Margin For the Three Months Ended December 31, 2023 September 30, 2024 December 31, 2024 dollars in thousands Net interest Income $ 32,559 $ 37,521 $ 48,938 Tax equivalent adjustments: Loans (1) 846 951 985 Securities (1) 428 365 168 Net Interest Income, tax equivalent $ 33,833 $ 38,837 $ 50,091 Loan purchase discount accretion (765) (1,426) (2,496) Core net interest income $ 33,068 $ 37,411 $ 47,595 Average interest earning assets $ 6,035,122 $ 6,167,525 $ 5,807,386 Net interest margin, tax equivalent (2) 2.22% 2.51% 3.43 % Core net interest margin 2.17% 2.41% 3.26% (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets.

32 Non-GAAP Financial Measures Adjusted Earnings / Adjusted Earnings Per Share For the Three Months Ended December 31, 2023 September 30, 2024 December 31, 2024 dollars in thousands Net income (loss) $ 2,730 $ (95,707) $ 16,330 Less: Investment securities gains (losses), net of tax(1) (4,272) (103,988) 119 Less: Mortgage servicing rights gain (loss), net of tax(1) (79) (761) 122 Plus: Merger-related expenses, net of tax(1) 184 99 23 Adjusted earnings $ 7,265 $ 9,141 $ 16,112 Weighted average diluted common shares outstanding 15,756,082 15,829,032 20,851,094 Earnings per common share Earnings (loss) per common share - diluted $0.17 $(6.05) $0.78 Adjusted earnings per common share(2) $0.46 $0.58 $0.77 (1) The income tax rate utilized was the blended marginal tax rate. (2) Adjusted earnings divided by weighted average diluted common shares outstanding.